Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short-Term Corporate Bond Fund

Supplement dated June 14, 2019 to the Fund's Currently Effective

Summary Prospectus, Prospectus and Statement of Additional Information

The revisions described herein are effective on or about July 15, 2019. This supplement amends and supersedes any contrary information relating to any share class offered by the Fund contained within the Fund's Summary Prospectus, Statutory Prospectus and Statement of Additional Information and is in addition to any existing supplement thereto for the Fund. You should read this Supplement in conjunction with the Fund's Summary Prospectus and Prospectus, as applicable, and retain it for future reference.

1.In the fee table in the section of the Summary Prospectus entitled "Fund Fees and Expenses", the maximum sales charge (load) imposed on purchases (as a percentage of offering price) for Class A shares is replaced with 2.25% and the maximum deferred sales charge (load) (as percentage of the lower original purchase price or net asset value at redemption) for Class A shares is replaced with 1.00%.

2.In the section of the Prospectus entitled "How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Choosing a Share Class", the first bullet in the subsection entitled "Multiple share classes let you choose a cost structure that meets your needs" is amended and restated to read as follows:

∙Class A shares purchased in amounts of less than $500,000 require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class C shares. Prior to July 15, 2019, investors who purchase $1 million or more of Class A shares and sell these shares within 18 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 0.50%. The CDSC is waived for certain retirement and or benefit plans. Effective July 15, 2019, investors who purchase $500,000 or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1.00%. The CDSC is waived for certain retirement or benefit plans.

3.In the section of the Prospectus entitled "How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Choosing a Share Class", the table in the subsection entitled "Share Class Comparison" is amended and restated solely with respect to Class A shares and the fourth footnote to the table is amended and restated to read as follows:

Class A**
Maximum initial sales	2.25% of the public offering price
charge
Contingent Deferred	For purchases prior to July 15, 2019: 0.50% on sales of $1
Sales Charge (CDSC) (as a	million or more made within 18 months of purchase
percentage of the lower of the	For purchases on or after July 15, 2019: 1.00% on sales of
original purchase price or the net	$500,000 or more made within 12 months of purchase
asset value at redemption)

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4.In the section of the Prospectus entitled "How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Choosing a Share Class", in the subsection entitled "Share Class Comparison", the fourth footnote to the table is amended and restated to read as follows:

∙Prior to July 15, 2019, investors who purchase $1 million or more of Class A shares and redeem those shares within 18 months of purchase are subject to a 0.50% CDSC, although they are not subject to an initial sales charge. Effective July 15, 2019, investors who purchase $500,000 or more of Class A shares and redeem those shares within 12 months of purchase are subject to a 1.00% CDSC, although they are not subject to an initial sales charge.

5.In the section of the Prospectus entitled "How to Buy, Sell and Exchange Fund Shares", the table and related footnotes for Class A sales changes in the subsection entitled "How to Buy Shares—Reducing or Waiving Class A's and Class C's Sales Charges" is deleted and replaced with the following:

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. The tables below show how the sales charge decreases as the amount of your investment increases.

For purchases made prior to July 15, 2019:

	Sales Charge as a %	Sales Charge as a %	Dealer
Amount of Purchase	of Offering Price*	of Amount Invested*	Reallowance***
Less than $100,000	3.25%	3.36%	3.00%

$100,000 to $249,999	2.75%	2.83%	2.50%

$250,000 to $499,999	2.25%	2.30%	2.00%

$500,000 to $999,999	1.75%	1.78%	1.55%

$1 million to
$2,999,999**	None	None	0.50%**
$3 million to
$14,999,999**	None	None	0.25%**
$15 million and over**	None	None	0.15%**

*Due to rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentage shown above.

** If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy other share classes. If you purchase $1 million or more of Class A shares and sell these shares within 18 months of purchase, you will be subject to a 0.50% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.

***The Dealer Reallowance is the amount that is paid by the Fund's distributor to the financial intermediary responsible for the sale of the Fund's shares. For more information, please see "How Financial Intermediaries are Compensated for Selling Fund Shares" in this section of the Prospectus.

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For purchases made on or after July 15, 2019:

	Sales Charge as a %	Sales Charge as a %	Dealer
Amount of Purchase	of Offering Price*	of Amount Invested*	Reallowance***
Less than $100,000	2.25%	2.30%	2.00%

$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.25%	1.27%	1.25%

$500,000 to
$4,999,999**	None	None	1.00%
$5,000,000 to
$9,999,999**	None	None	0.50%

$10,000,000 and
over**	None	None	0.25%

*Due to rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentage shown above.

** If you invest $500,000 or more, you can buy only Class A shares, unless you qualify to buy other share classes. Prior to July 15, 2019, if you purchase $1 million or more of Class A shares and sell these shares within 18 months of purchase, you will be subject to a 0.50% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans. Effective July 15, 2019, if you purchase $500,000 or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1.00% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.

***The Dealer Reallowance is the amount that is paid by the Fund's distributor to the financial intermediary responsible for the sale of the Fund's shares. For more information, please see "How Financial Intermediaries are Compensated for Selling Fund Shares" in this section of the Prospectus.

6.In the section of the Prospectus entitled "How to Buy, Sell and Exchange Fund Shares--How to Buy Shares—Reducing or Waiving Class A's and Class C's Sales Charges" the sentence entitled "Purchases of $1 Million or More" is amended and restated to read as follows:

Purchases of $500,000 or More. If you purchase $500,000 or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

7.In the section of the Prospectus entitled "How to Sell Your Shares", the subsection entitled "Contingent Deferred Sales Charge (CDSC)" is amended and restated to read as follows:

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within four years of purchase or Class C shares within 12 months of purchase you will have to pay a CDSC. In addition, prior to July 15, 2019, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 0.50% CDSC for shares redeemed within 18 months of purchase. Effective July 15, 2019, if you purchase $500,000 or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1.00% CDSC for shares redeemed within 12 months of purchase. The CDSC is waived for purchases by certain retirement and/or benefit plans. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

⬛Amounts representing shares you purchased with reinvested dividends and distributions,

⬛Amounts representing the increase in NAV above the total amount of payments for shares made during the past 18 months for Class A shares purchased prior to July 15, 2019 and 12 months for Class A shares purchased on or after July 15, 2019 (in certain cases), 4 years for Class B shares and 12 months for Class C shares, and

⬛Amounts representing the cost of shares held beyond the CDSC period (18 months for Class A shares purchased prior to July 15, 2019 and 12 months for Class A shares

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purchased on or after July 15, 2019 (in certain cases), 4 years for Class B shares and 12 months for Class C shares.

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize—the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if, prior to July 15, 2019, you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 0.50% CDSC for shares redeemed within 18 months of purchase. If, on or after July 15, 2019, you purchase $500,000 or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1.00% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) The CDSC for Class B shares is 3% in the first year, 2% in the second, and 1% in the third and fourth years. The CDSC is 1% for Class C shares—which is applied to shares sold within 12 months of purchase.

The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. The rate decreases on the anniversary date of your purchase.

The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

8.In Part I of the Fund's Statement of Additional Information, the section entitled "Distribution of Fund Shares—Class A Sales Charge and Distribution Expense Information" is amended and restated to read as follows:

CLASS A SALES CHARGE AND DISTRIBUTION EXPENSE INFORMATION. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of 0.25% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) 0.25% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of up to 0.25%) may not exceed 0.25% of the average daily net assets of the Class A shares of the Fund. The Prospectus for the Fund discusses any contractual or voluntary fee waivers that may be in effect. In addition, prior to July 15, 2019, if you purchase $1 million or more of Class A shares, you are subject to a 1.00% CDSC (defined below) for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans). Effective July 15, 2019, if you purchase $500,000 or more of Class A shares, you are subject to a 1.00% CDSC (defined below) for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans).

For the most recently completed fiscal year, the Distributor received payments under the Class A Plan for the Fund. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the most recently completed fiscal year, the Distributor also received initial sales charges and proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. The amounts received and spent by the Distributor are detailed in the tables below.

9.In Part II of the Fund's Statement of Additional Information, the section entitled "Purchase, Redemption and Pricing of Fund Shares—Contingent Deferred Sales Charge (CDSC)" is revised with respect to Class A shares to read as follows:

Class A. Investors who purchase $500,000 or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1.00% CDSC. (Note: For purchases of Class A shares of PGIM Short- Term Corporate Bond Fund made prior to July 15, 2019 only, investors who purchase $1 million or more of Class A shares and then sell these shares within 18 months of purchase are subject to a 0.50% CDSC).

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